Fees Summary	Jun. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,656,000,000
Previously Paid Amount	0
Total Fee Amount	253,533.6
Total Offset Amount	0
Net Fee	$ 253,533.6